Exhibit 10.20
AMENDMENT OF SOLICITATiON/MODIRCATiON OF CONTRACT |[1] CQ"TRACT!DNO “ |™* of pages 2. AMENDMENT/MODIFICATION NO. 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQ. NO. 5. PROJECT HO. (If applicable) Twenty-Six (26) | See Block 16C. | 6. ISSUED BY CODE 7! ADMINISTERED BY (if other than Item 6) CODE I National Institutes of Health National Heart, Lung, and Blood Institute BDR Contracts Branch, OA, DERA, NHLBI 6701 Rockledge Drive (RKL2), MSC 7902 AiiN: 268987144 Bethesda, MD 20892-7902 OMB No. 0990-0115 j Program Name: NHLBI Repository 3. NAME AND ADDRESS OF CONTRACTOR (No., Street, county, State and ZIP Code) (.<) 9A. AMENDMENT OF SOLICITATION NO. 96. DATED (SEE ITEM ^3) SeraCare Life Sciences, Inc. DBA SeraCare BioServices 217 Perry Parkway 10A modification of contract; Gaithersburg, MD 20877 order no. ,/ N01-HB-87144 10B. DATED (SEE ITEM 13) code facility code June 15, 1998 11. THiS ITEM APPLIES TO AMENDMENTS OF SOLICITATIONS j j The above numbered solicitation is amended as set forth in Item 14. The hour and dale specified for receipt or Offers j | is extended, | | is not extended Offerers musi acknowledge receipt of this amendment prior to ttie hour and dale specified in Ihe solicitation or as amended, by one of Bia following methods: (a) By completing Items 8 end 15. and resuming copies of ihe amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate lelier or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change ray be made by telegram or letter, pfovitied each telegram or letter makes reference to Ihe solicitation and this amendment, and is received prior to ihe opening hour and date specified. 12. accounting and appropriation data (if required) FY 2010 Funds Obligated $1,018,478 EiN 1-330056054-A1 DOC. No. N1HB87144A O.C. 25.55 DUNS No. ###-##-#### NHLBi CAN 0-8470217 $1,018,478 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, ™ ___^ IT MODIFiESTHE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. [a! THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM ( ’ 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODiFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS S UPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: , D. OTHER (Specify type of modification and authority) I FAR 1.602-1 and Limitation of Funds, FAR 52.232-22 E. IMPORTANT: Contractor ^ is not, [I is required to sign this document and return copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MO DIFICATiON (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) PURPOSE: To provide incremental funding to cover contract performance through April 30, 2011. CONTRACT AMOUNT: Estimated Cost Fixed Fee Total Est Cost Plus Fixed Fee Previously Allotted $16,978,866 $1,001,702 $17,980,568 Allotted by this Modification 956,317 62,161 1,018,478 Amount Remaining to be Obligated Q 0___Q Total Contract Amount $17,935,183 $1,063,863 $18,999,046 (Unchanged) EXPIRATION DATE: April 30, 2011 (Unchanged) CONTRACT TYPE: Cost Reimbursement (Completion) Except as provided herein, all items and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Rick Phillips ^. Contracting Officer 15B CONTRACTOR/OFFERORJ 7j7 15C. DATE SIGNED 16B. UNITED STATES OF AMERICA 16C. DATE SIGNED ihrlTm A , ^mr 4/3^ / /raapaftjfs of person authorized to sign.) | / / | (Signature of Contracting Officer) I '' NSN 7540/&yii4i ! 807030-105 STANDARD FORM 30 (REV. 10-83) PREViOUSfrflaON UNUSABLE Prescribed by GSA / / // FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT CONTINUATION PAGE
Contract No. N01-HB-87144	Page 2 of 2 Pages
Modification No. 26
1.	ARTICLE B.2. ESTIMATED COST AND FIXED FEE, paragraphs d, e, and g are revised to read as follows:
d.	Total funds currently available for payment and allotted to this contract are increased by $1,018,478 from $17,980,568 to $18,999,046 of which $17,935,183 represents the estimated costs, and of which $1,063,863 represents the fixed fee. For further provisions on funding, see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE I.2. Authorized Substitutions of Clauses.

e.	It is estimated that the amount currently allotted will cover performance of the contract through April 30, 2011.

g.	Future increments to be allotted to this contract are estimated as follows: *NONE*
2.	ARTICLE G.1. is deleted in its entirety and is replaced with the following:

ARTICLE G.1. CONTRACTING OFFICER’S TECHNICAL REPRESENTATIVE (COTR): The following Contracting Officer’s Technical Representatives (COTR) will represent the Government for the purpose of this contract:
COTR: Elizabeth Wagner
Alternate COTR: Dr. Lisbeth Welniak
The COTR is responsible for: (1) monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the statement of work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The alternate COTR is responsible for carrying out the duties of the COTR only in the event that the COTR can no longer perform his/her duties as assigned.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor for any costs Incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

The Contracting Officer hereby delegates the COTR as the Contracting Officer’s authorized representative responsible for signing software license agreements issued as a result of this contract.

The Government may unilaterally change its COTR designation.

3.	SECTION J. LIST OF ATTACHMENTS – Attachment 3., Financial Report of Individual Project/Contract, NIH 2706, Page 1 is deleted in its entirety and the attached Page 1 is substituted thereof.

National Institutes of Health	Project Task:	Contract No:	Date of Report:

Financial Report of Individual Project/Contract	Maintenance of NHLBI Biological Specimen Repository	N01-HB-87144		0990-0134 0990-0131
Complete this form in accordance with accompanying instructions	Reporting Period:	Contractor Name and Address: SeraCare Life Sciences, Inc. DBA SeraCare BioServices 217 Perry Parkway Gaithersburg, Maryland 20877

			Cumulative					Funded
			Incurred				Estimated	Contract	Variance
	Percentage of		Cost at End	Incurred	Cumulative	Estimated	Cost at	Amount	(Over or
	Effort/Hours		of Prior	Cost-Current	Cost to Date	Cost to	Completion	Through	Under)
Expenditure Category	Funded	Actual	Period	Period	(D + E)	Complete	(F + G)	April 30, 2011	(I-H)
A	B	C	D	E	F	G	H	I	J
Principal Investigator
Laboratory Staff
Data Entry
Total Direct Labor								$4,737,552
Materials & Supplies								$1,447,589
Other Direct Costs								$721,919
Travel								$13,059
Freezers/Freezer Equipment								$1,290,050
Information Management Systems Subcontract								$808,592
Subcontract-2								$1,000
Contract Generated Revenue								$(14.000)
Subtotal								$9,005,762
Overhead @								$7,359,693
G&A@								$1,569,728
Total Costs Excluding Fixed Fee								17,935,183
Fixed Fee								$1,063,863
Total Cost Plus Fixed Fee								$18,999,046